                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549



                                  FORM 8-K/A-2



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported) July 18, 1995



                          Barrett Resources Corporation
          ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                  1-13446             84-0832476
----------------------------    ----------------   --------------------
(State or other jurisdiction    (Commission File   (IRS Employer
 of incorporation)               Number)            Identification No.)



     1125 Seventeenth Street, Suite 2400, Denver, Colorado    80202
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     (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code (303) 297-3900
                                                          --------------
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     Item 7, Financial Statements And Exhibits, of the Registrant's Form 8-K/A-1
reporting an event occurring July 18, 1995, which was filed with the Securities And Exchange Commission on August 14, 1995, is amended to read in its entirety as follows:

Item 7.  Financial Statements And Exhibits
         ---------------------------------

         a.  Financial Statements Of Businesses Acquired

                The financial statements of the business acquired are incorporated by reference from the Registrant's Proxy Statement dated June 13, 1995.

         b.  Pro Forma Financial Information

                The required pro forma information is incorporated by reference from the Registrant's Proxy Statement dated June 13, 1995.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 27, 1995            BARRETT RESOURCES CORPORATION



                                      By:  /s/ ROBERT W. HOWARD
                                           -------------------------
                                               Robert W. Howard
                                               Senior Vice President

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